EQUITABLE
HOLDINGS

Equitable Holdings
Financial Supplement

Fourth Quarter 2022

Updated for long-duration targeted improvements (LDTI) and resegmentation

All information included in this financial supplement is unaudited.
.

This financial supplement should be read in conjunction with Equitable Holdings' filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.equitableholdings.com.

4Q 2022 Financial Supplement – Updated for LDTI and Resegmentation	2

Consolidated Financials
and Key Metrics

4Q 2022 Financial Supplement – Updated for LDTI and Resegmentation	3

Key Metrics Summary

	For the Three Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	12/31/2021	12/31/2022	Change

Net income (loss)	$597	$1,011	$648	$138	$2,172	$2,394	10.2%
Net income (loss) attributable to the noncontrolling interest	(67)	(44)	(54)	(76)	(415)	(241)	41.9%
Net income (loss) attributable to Holdings	$530	$967	$594	$62	$1,757	$2,153	22.5%

Non-GAAP Operating Earnings (1)	$499	$493	$386	$348	$2,555	$1,726	(32.4)%

Total equity attributable to Holdings' shareholders	$7,959	$5,702	$3,411	$1,401	$10,351	$1,401	(86.5)%
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	1,562	—%
Total equity attributable to Holdings' common shareholders	6,397	4,140	1,849	(161)	8,789	(161)	(101.8)%
Less: Accumulated other comprehensive income (loss)	(1,304)	(4,165)	(6,870)	(8,992)	1,303	(8,992)	(789.9)%
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$7,701	$8,305	$8,719	$8,831	$7,486	$8,831	18.0%

Return on Equity (ex. AOCI) - TTM	N/A	N/A	N/A	24.7%	N/A	24.7%
Non-GAAP Operating ROE (1)	N/A	N/A	N/A	19.6%	N/A	19.6%

Debt to capital:
Debt to Capital (ex. AOCI)	29.3%	28.0%	27.2%	27.0%	29.8%	27.0%

Per common share:
Diluted earnings per common share: (2)
Net income (loss) attributable to Holdings	$1.32	$2.47	$1.54	$0.10	$3.98	$5.46	37.0%
Non-GAAP Operating Earnings (1)	$1.24	$1.23	$0.99	$0.87	$5.88	$4.33	(26.3)%
Book value per common share	$16.65	$10.99	$5.00	$(0.44)	$22.47	$(0.44)	(102.0)%
Book value per common share (ex. AOCI)	$20.04	$22.04	$23.56	$24.19	$19.14	$24.19	26.4%

Weighted-average common shares outstanding:
Basic	388.6	378.9	374.5	368.6	417.4	377.6	(9.5)%
Diluted	391.7	380.6	376.8	371.5	421.2	379.9	(9.8)%

Ending common shares outstanding	384.2	376.8	370.0	365.0	391.2	365.0	(6.7)%

Return to common shareholders:
Common stock dividend	$70	$75	$75	$74	$296	$294
Repurchase of common shares (3)	279	220	200	150	1,637	849
Total capital returned to common shareholders	$349	$295	$275	$224	$1,933	$1,143

Market Values:
S&P 500	4,530	3,785	3,586	3,840	4,766	3,840	(19.4)%
US 10-Year Treasury	2.3%	3.0%	3.8%	3.9%	1.5%	3.9%

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(2) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.
(3) Fourth quarter 2021 repurchase of common shares includes $112 million accelerated from first quarter 2022.

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Consolidated Statements of Income (Loss)

	For the Three Months Ended				Years Ended
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	12/31/2021	12/31/2022	Change

Revenues
Policy charges and fee income	$650	$620	$603	$581	$2,768	$2,454	(11.3)%
Premiums	247	238	259	250	960	994	3.5%
Net derivative gains (losses)	159	1,858	199	(1,309)	(7,149)	907	112.7%
Net investment income (loss)	804	711	842	958	3,846	3,315	(13.8)%
Investment gains (losses), net	(326)	(232)	(332)	(55)	868	(945)	(208.9)%
Investment management and service fees	1,355	1,197	1,179	1,160	5,395	4,891	(9.3)%
Other income	257	298	242	231	928	1,028	10.8%
Total revenues	3,146	4,690	2,992	1,816	7,616	12,644	66.0%

Benefits and other deductions
Policyholders’ benefits	799	585	624	689	2,788	2,697	(3.3)%
Remeasurement of liability for future policy benefits	25	16	25	19	13	85	553.8%
Change in market risk benefits and purchased market risk benefits	(467)	814	(491)	(1,136)	(5,943)	(1,280)	78.5%
Interest credited to policyholders’ account balances	313	310	378	409	1,219	1,410	15.7%
Compensation and benefits	596	518	568	519	2,363	2,201	(6.9)%
Commissions and distribution related payments	422	394	368	383	1,662	1,567	(5.7)%
Interest expense	47	50	51	53	244	201	(17.6)%
Amortization of deferred policy acquisition costs	143	145	148	150	552	586	6.2%
Other operating costs and expenses	534	583	496	572	2,107	2,185	3.7%
Total benefits and other deductions	2,412	3,415	2,167	1,658	5,005	9,652	92.8%

Income (loss) from operations, before income taxes	734	1,275	825	158	2,611	2,992	14.6%
Income tax (expense) benefit	(137)	(264)	(177)	(20)	(439)	(598)	(36.2)%
Net income (loss)	597	1,011	648	138	2,172	2,394	10.2%
Less: net (income) loss attributable to the noncontrolling interest	(67)	(44)	(54)	(76)	(415)	(241)	41.9%
Net income (loss) attributable to Holdings	$530	$967	$594	$62	$1,757	$2,153	22.5%
Less: Preferred stock dividends	(14)	(26)	(14)	(26)	(79)	(80)	(1.3)%
Net income (loss) available to Holdings' common shareholders	$516	$941	$580	$36	$1,678	$2,073	23.5%

Adjustments related to:
Variable annuity product features	$(616)	$(1,031)	$(675)	$129	$1,115	$(2,193)
Investment gains (losses), net	326	231	333	55	(867)	945
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	19	19	19	25	120	82
Other adjustments (1) (2) (3)	228	177	50	150	626	605
Income tax (expense) benefit related to above adjustments	9	127	58	(76)	(208)	118
Non-recurring tax items	3	3	7	3	12	16
Non-GAAP Operating earnings (4)	$499	$493	$386	$348	$2,555	$1,726

Notes:
(1) Includes separation costs of $82 million for the year ended December 31, 2021. Separation costs were completed during 2021.
(2) Includes certain gross legal expenses related to the cost of insurance litigation and claims related to a commercial relationship of $50 million, $218 million and $207 million for the three months and year ended December 31, 2022 and year ended December 31, 2021, respectively. Includes policyholder benefit costs of $75 million for the year ended December 31, 2022 stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market.
(3) Includes Non-GMxB related derivative hedge losses of $34 million, ($34) million and $65 million for the three months and year ended December 31, 2022 and year ended December 31, 2021, respectively.
(4) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial
and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.

4Q 2022 Financial Supplement – Updated for LDTI and Resegmentation	5

Consolidated Balance Sheets

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022

Assets
Total investments	$105,111	$98,776	$93,216	$92,517	$93,097
Cash and cash equivalents	5,188	5,713	5,109	4,139	4,281
Cash and securities segregated, at fair value	1,504	1,693	1,747	1,335	1,522
Broker-dealer related receivables	2,599	2,744	2,666	2,539	2,338
Deferred policy acquisition costs	6,113	6,180	6,254	6,322	6,369
Goodwill and other intangible assets, net	4,728	4,723	4,721	5,635	5,482
Amounts due from reinsurers	4,632	4,487	4,376	4,320	8,471
Current and deferred income taxes	505	1,118	1,645	2,207	781
Purchased market risk benefits	14,074	12,521	11,739	10,737	10,423
Other assets	3,609	3,884	4,783	4,678	4,033
Assets held-for-sale	—	—	—	—	562
Separate Accounts assets	147,305	136,812	116,765	109,622	114,853
Assets for market risk benefits	318	489	539	514	490
Total assets	$295,687	$279,140	$253,560	$244,565	$252,702

Liabilities
Policyholders’ account balances	$79,361	$79,555	$78,773	$80,009	$83,866
Liability for market risk benefits	$21,688	$17,976	$16,723	$15,569	$15,766
Future policy benefits and other policyholders’ liabilities	18,178	17,273	16,656	16,305	16,603
Broker-dealer related payables	1,283	1,992	612	607	715
Customers related payables	3,600	3,684	3,821	3,361	3,323
Amounts due to reinsurers	1,381	1,331	1,353	1,348	1,533
Short-term debt	92	204	245	767	759
Long-term debt	3,839	3,840	3,840	3,321	3,322
Income taxes payable	—	—	—	—	—
Notes issued by consolidated variable interest entities, at fair value using the fair value option	1,191	1,182	1,150	1,165	1,150
Other liabilities	5,374	5,417	6,162	7,247	7,108
Liabilities held-for-sale	—	—	—	—	108
Separate Accounts liabilities	147,306	136,812	116,765	109,622	114,853
Total liabilities	283,292	269,266	246,100	239,321	249,106
Redeemable noncontrolling interest	468	386	348	354	455

Equity
Preferred stock	1,562	1,562	1,562	1,562	1,562
Common stock	4	4	4	4	4
Additional paid-in capital	1,919	1,933	1,918	2,027	2,299
Treasury shares	(2,850)	(3,070)	(3,065)	(3,202)	(3,297)
Retained earnings	8,413	8,834	9,448	9,890	9,825
Accumulated other comprehensive income (loss)	1,303	(1,304)	(4,165)	(6,870)	(8,992)
Total equity attributable to Holdings	10,351	7,959	5,702	3,411	1,401
Noncontrolling interest	1,576	1,529	1,410	1,479	1,740
Total equity	11,927	9,488	7,112	4,890	3,141
Total liabilities, redeemable noncontrolling interest and equity	$295,687	$279,140	$253,560	$244,565	$252,702

4Q 2022 Financial Supplement – Updated for LDTI and Resegmentation	6

Consolidated Capital Structure

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022

Short-term and long-term debt:
Short-term debt
AB commercial paper	$—	$—	$—	$—	$—
AB revolving credit facility	—	—	—	—	—
CLO Warehousing Debt (1)	92	204	245	248	239
Current portion of Long-term debt	—	—	—	519	520
Total short-term debt	92	204	245	767	759

Total long-term debt	3,839	3,840	3,840	3,321	3,322

Total short-term and long-term debt: [A]	$3,931	$4,044	$4,085	$4,088	$4,081

Equity:
Preferred stock	$1,562	$1,562	$1,562	$1,562	$1,562
Common stock	4	4	4	4	4
Additional paid-in capital	1,919	1,933	1,918	2,027	2,299
Treasury stock, at cost	(2,850)	(3,070)	(3,065)	(3,202)	(3,297)
Retained earnings	8,413	8,834	9,448	9,890	9,825
Accumulated other comprehensive income (loss)	1,303	(1,304)	(4,165)	(6,870)	(8,992)
Total equity attributable to Holdings	10,351	7,959	5,702	3,411	1,401
Noncontrolling interest	1,576	1,529	1,410	1,479	1,740
Total equity	$11,927	$9,488	$7,112	$4,890	$3,141

Total equity attributable to Holdings, (ex. AOCI): [B]	$9,048	$9,263	$9,867	$10,281	$10,393

Capital:
Total capitalization (2)	$14,190	$11,799	$9,542	$7,251	$5,243
Total capitalization (ex. AOCI): [A+B] (3)	$12,887	$13,103	$13,707	$14,121	$14,235

Debt to capital:
Debt to capital (ex. AOCI) (3)	29.8%	29.3%	28.0%	27.2%	27.0%

	For the Three Months Ended
Roll-forward of common shares outstanding (millions of shares):
Beginning balance	404.7	391.2	384.2	376.8	370.0
Repurchases	(9.6)	(7.9)	—	(4.7)	(3.1)
Retirements	(4.0)	(0.7)	(7.6)	(2.3)	(1.9)
Issuances	0.1	1.6	0.2	0.2	—
Ending basic common shares outstanding	391.2	384.2	376.8	370.0	365.0
Total potentially dilutive shares	—	3.1	2.3	2.3	2.3
Ending common shares outstanding - maximum potential dilution	391.2	387.3	379.1	372.3	367.3
Notes:
(1) CLO Warehousing Debt related to VIE consolidation of CLO investment.
(2) Total capitalization exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.
(3) Debt to capital ratio exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.

4Q 2022 Financial Supplement – Updated for LDTI and Resegmentation	7

Operating Earnings (Loss) by Segment and Corporate and Other (2/2)

	Year Ended December 31, 2022
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$655	$318	$—	$2,018	$—	$139	$318	$—	$3,448
Net investment income (loss)	1,056	624	(43)	981	2	252	552	95	3,519
Net derivative gains (losses)	(42)	(30)	41	(20)	—	—	22	15	(14)
Investment Management, service fees and other income	359	246	4,107	141	1,444	428	18	(870)	5,873
Segment revenues	2,028	1,158	4,105	3,120	1,446	819	910	(760)	12,826
Benefits and other deductions
Policyholders’ benefits	56	—	—	1,896	—	167	509	—	2,628
Remeasurement of liability for future policy benefits	(3)	—	—	47	—	—	36	—	80
Interest credited to policyholders’ account balances	318	281	—	511	—	49	251	—	1,410
Commissions and distribution related payments	235	154	630	142	940	187	15	(736)	1,567
Amortization of deferred policy acquisition costs	334	59	—	117	—	65	11	—	586
Compensation and benefits, interest expense and financing fees and other operating costs and expense	165	124	2,537	290	370	66	505	(24)	4,033
Segment benefits and other deductions	1,105	618	3,167	3,003	1,310	534	1,327	(760)	10,304
Operating earnings (loss), before income taxes	923	540	938	117	136	285	(417)	—	2,522
Income Taxes	(161)	(94)	(162)	(20)	(35)	(50)	73	—	(449)
Operating earnings (loss), before noncontrolling interest	762	446	776	97	101	235	(344)	—	2,073
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(352)	—	—	—	5	—	(347)
Operating earnings (loss)	$762	$446	$424	$97	$101	$235	$(339)	$—	$1,726

	Year Ended December 31, 2021
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$726	$371	$—	$1,951	$—	$335	$345	$—	$3,728
Net investment income (loss)	863	752	13	1,102	—	424	693	82	3,929
Net derivative gains (losses)	(31)	(20)	(13)	(20)	—	—	(42)	14	(112)
Investment Management, service fees and other income	431	268	4,430	146	1,437	470	25	(875)	6,332
Segment revenues	1,989	1,371	4,430	3,179	1,437	1,229	1,021	(779)	13,877
Benefits and other deductions
Policyholders’ benefits	67	—	—	1,881	—	175	610	—	2,733
Remeasurement of liability for future policy benefits	30	—	—	(33)	—	9	7	—	13
Interest credited to policyholders’ account balances	225	303	—	516	—	53	122	—	1,219
Commissions and distribution related payments	233	149	708	131	946	230	14	(749)	1,662
Amortization of deferred policy acquisition costs	294	64	—	116	—	66	12	—	552
Compensation and benefits, interest expense and financing fees and other operating costs and expense	191	163	2,512	255	408	72	524	(30)	4,095
Segment benefits and other deductions	1,040	679	3,220	2,866	1,354	605	1,289	(779)	10,274
Operating earnings (loss), before income taxes	949	692	1,210	313	83	624	(268)	—	3,603
Income Taxes	(155)	(113)	(208)	(51)	(25)	(102)	44	—	(610)
Operating earnings (loss), before noncontrolling interest	794	579	1,002	262	58	522	(224)	—	2,993
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(438)	—	—	—	—	—	(438)
Operating earnings (loss)	$794	$579	$564	$262	$58	$522	$(224)	$—	$2,555

4Q 2022 Financial Supplement – Updated for LDTI and Resegmentation	8

Assets Under Management and Administration

	Balances as of
(in billions USD, except for Equitable Headcount)	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022

Assets Under Management

AB AUM
Total AB	$778.6	$735.4	$646.8	$612.7	$646.4
Exclusion for General Account and other Affiliated Accounts	(79.7)	(75.1)	(69.4)	(66.8)	(66.8)
Exclusion for Separate Accounts	(48.8)	(45.3)	(38.4)	(36.1)	(38.2)
AB third party	$650.1	$615.0	$539.0	$509.8	$541.4

Total company AUM
AB third party	$650.1	$615.0	$539.0	$509.8	$541.4
General Account and other Affiliated Accounts (1) (3) (4)	110.3	104.5	98.3	96.7	97.4
Separate Accounts (2) (3) (4)	147.3	136.8	116.8	109.6	114.9
Total AUM	$907.7	$856.3	$754.1	$716.1	$753.6

Total Assets Under Administration (AUA) (5)	$82.8	$78.9	$70.4	68.4	72.4

Equitable Advisor Headcount
Total Number of Equitable Advisors	4,382	4,252	4,166	4,129	4,258

Notes:

(1) “General Account and Other Affiliated Accounts” refers to assets held in the general accounts of our insurance companies and other assets on which we bear the investment risk.
(2) “Separate Accounts” refers to the separate account investment assets of our insurance subsidiaries excluding any assets on which we bear the investment risk.
(3) As of December 31, 2021, March 31, 2022, June 30, 2022, September 30, 2022 and December 31, 2022, Separate Account and General Account AUM is inclusive of $16.6 billion, $61 million, $15.1 billion, $60 million, $12.7 billion, $60 million, $11.7 billion, $58 million, $12.1 billion and $56 million, respectively, Account Value ceded to Venerable. For additional information on the Venerable transaction see Note 1 of the Notes to Consolidated Financial Statements within the 10-K.
(4) As of December 31, 2022, Separate Account and General Account AUM is inclusive $5.6 billion and $3.9 billion, respectively, Account Value ceded to Global Atlantic. For additional information on the Global Atlantic transaction see MD&A - Executive Summary “Global Atlantic Reinsurance Transaction" within the 10-K.

(5) AUA includes Equitable Advisors Advisory and Brokerage AUA; Equitable Advisors broker-dealer business is included in Wealth Management.

4Q 2022 Financial Supplement – Updated for LDTI and Resegmentation	9

Sales Metrics by Segment

	For the Three Months Ended					Years Ended
(in millions USD, unless otherwise indicated)	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022	12/31/2021	12/31/2022	Change

Retirement Operations

Individual Retirement
First year premiums and deposits	$3,037	$2,735	$2,930	$2,799	$2,438	$10,977	$10,902	(0.7)%
Renewal premium and deposits	68	84	89	111	86	324	370	14.2%
Total Gross Premiums	$3,105	$2,819	$3,019	$2,910	$2,524	$11,301	$11,272	(0.3)%

Group Retirement
First year premiums and deposits	$452	$879	$476	$371	$392	$1,501	$2,118	41.1%
Renewal premium and deposits	626	623	657	490	560	2,338	2,330	(0.3)%
Total Gross Premiums	$1,078	$1,502	$1,133	$861	$952	$3,839	$4,448	15.9%

Protection Solutions
First year premiums and deposits	$133	$116	$99	$101	$108	$426	$424	(0.5)%
Renewal premium and deposits (1)	668	662	661	668	668	2,639	2,659	0.7%
Total Gross Premiums (1)	$801	$778	$760	$769	$776	$3,065	$3,083	0.6%

Investment Management and Research (in billions USD)
Gross Sales by distribution channel
Institutional (4)	$6.6	$14.3	$3.3	$1.9	$12.6	$31.7	$32.2	1.6%
Retail	27.6	20.6	17.3	13.8	14.2	100.0	65.9	(34.1)%
Private Wealth	5.2	6.0	3.3	4.1	4.1	18.3	17.5	(4.4)%
Firmwide Gross Sales (4)	$39.4	$40.9	$23.9	$19.8	$30.9	$150.0	$115.6	(22.9)%

Gross sales by investment service
Equity Active	$21.8	$17.3	$11.4	$8.0	$9.3	$72.9	$46.0	(36.9)%
Equity Passive (2) (4)	0.3	0.2	1.1	0.4	0.1	1.4	1.8	28.6%
Fixed Income - Taxable	7.4	7.1	4.0	6.1	8.3	44.9	25.5	(43.2)%
Fixed Income - Tax-Exempt	3.6	4.0	5.2	3.2	3.6	13.5	16.0	18.5%
Fixed Income Passive (2) (4)	3.4	(0.1)	—	—	—	4.6	(0.1)	(102.2)%
Alternatives/Multi-Asset Solutions (3) (4)	2.9	12.4	2.2	2.1	9.5	12.7	26.4	107.9%
Firmwide Gross Sales (4)	$39.4	$40.9	$23.9	$19.8	$30.8	$150.0	$115.6	(22.9)%

Wealth Management (in millions USD)
Sales by Product Type
Advisory	$3,052	$2,745	$2,379	$2,114	$1,850	$11,449	$9,089	(20.6)%
Brokerage and Direct	754	711	654	805	907	3,037	3,077	1.3%
Retirement, Premiums and Deposits (5)	2,602	2,559	2,597	2,713	2,877	10,058	10,746	6.8%
Total sales	$6,408	$6,015	$5,631	$5,632	$5,634	$24,544	$22,912	(12.5)%

Notes:

(1) 1Q'22 variable universal life renewals previously reported as $514M during first quarter 2022. Amount updated to $249M during second quarter 2022 to properly reflect variable universal life product renewals. This resulted in a change for gross written premiums from $1,033 to $778.
(2) Includes index and enhanced index services.
(3) Includes certain multi-asset solutions and services not included in equity or fixed income services
(4) AB line item does not cross foot for the twelve months ended 2022 due to rounding.
(5) Represents premiums and deposits associated with Retirement Operations

4Q 2022 Financial Supplement – Updated for LDTI and Resegmentation	10

Business Segments:
Operating Earnings Results and Metrics

4Q 2022 Financial Supplement – Updated for LDTI and Resegmentation	11

Individual Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	12/31/2021	12/31/2022	Change

Revenues
Policy charges, fee income and premiums	$183	$163	$158	$151	$726	$655	(9.8)%
Net investment income (loss)	236	229	283	308	863	1,056	22.4%
Net derivative gains (losses)	(8)	(10)	(16)	(8)	(31)	(42)	(35.5)%
Investment management, service fees and other income	96	89	87	87	431	359	(16.7)%
Segment revenues	507	471	512	538	1,989	2,028	2.0%

Benefits and other deductions
Policyholders’ benefits	18	13	14	11	67	56	(16.4)%
Remeasurement of Liability for Future Policy Benefits	—	(1)	(1)	(1)	30	(3)	—%
Interest credited to policyholders’ account balances	60	66	85	107	225	318	41.3%
Commissions and distribution-related payments	64	54	54	63	233	235	0.9%
Amortization of deferred policy acquisition costs	80	82	85	87	294	334	13.6%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	41	30	47	47	191	165	(13.6)%
Segment benefits and other deductions	263	244	284	314	1,040	1,105	6.3%

Operating earnings (loss), before income taxes	244	227	228	224	949	923	(2.7)%
Income taxes	(41)	(41)	(45)	(34)	(155)	(161)	(3.9)%
Operating earnings (loss), before noncontrolling interest	203	186	183	190	794	762	(4.0)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—	—%
Operating earnings (loss)	$203	$186	$183	$190	$794	$762	(4.0)%

Summary Metrics

Operating earnings (loss) - TTM:	N/A	N/A	N/A	$762	$794	$762	(4.0)%

Average Account Value (TTM)	$70,950	$64,978	$58,389	$67,818	$74,667	$67,818	(11.0)%

Return on assets (TTM)	N/A	N/A	N/A	1.36%	1.27%	1.36%

Net flows	$397	$1,433	$1,264	$838	$2,598	$3,932	51.3%

First year premiums and deposits	$2,802	$3,054	$3,003	$2,624	$10,983	$11,483	(0.7)%

In-force Policy Count by Product (in thousands):	573	578	583	587	571	587

4Q 2022 Financial Supplement – Updated for LDTI and Resegmentation	12

Individual Retirement - Select Operating Metrics
	For the Three Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	12/31/2021	12/31/2022

Sales Metrics
First Year Premiums and Deposits by Product:
SCS	$1,926	$2,183	$2,038	$1,806	$7,627	$7,953
SCS Income	67	124	204	186	6	581
Retirement Cornerstone	481	390	421	334	1,951	1,626
Investment Edge	241	289	271	235	1,048	1,036
Other	87	68	69	63	351	287
Total First Year Premiums and Deposits	$2,802	$3,054	$3,003	$2,624	$10,983	$11,483

Account Values
General Account:
Balance as of beginning of period	$36,649	$36,665	$34,554	$34,502	$29,661	$36,649
Gross premiums and deposits (3)	1,830	2,184	2,146	1,943	7,111	8,103
Surrenders, withdrawals and benefits	(885)	(821)	(721)	(765)	(3,161)	(3,192)
Net flows	945	1,363	1,425	1,178	3,950	4,911
Investment performance, interest credited and policy charges	(930)	(3,474)	(1,477)	2,083	3,136	(3,798)
Other (1)	—	—	—	—	(36)	—
Balance as of end of period	$36,665	$34,554	$34,502	$37,763	$36,649	$37,763
Separate Accounts:
Balance as of beginning of period	$29,053	$23,638	$20,270	$18,225	$42,860	$29,053
Gross premiums and deposits (3)	1,014	831	871	669	3,880	3,385
Surrenders, withdrawals and benefits	(1,562)	(761)	(1,032)	(1,009)	(5,232)	(4,364)
Net flows	(548)	70	(161)	(340)	(1,352)	(979)
Investment performance, interest credited and policy charges	(4,867)	(3,438)	(1,884)	1,702	4,356	(8,487)
Other (2)	—	—	—	—	55	—
Balance as of end of period	$23,638	$20,270	$18,225	$19,587	$29,053	$19,587
Total:
Balance as of beginning of period	$65,702	$60,303	$54,824	$52,727	$72,521	$65,702
Gross premiums and deposits (3)	2,844	3,015	3,017	2,612	10,991	11,488
Surrenders, withdrawals and benefits	(2,447)	(1,582)	(1,753)	(1,774)	(8,393)	(7,556)
Net flows	397	1,433	1,264	838	2,598	3,932
Investment performance, interest credited and policy charges	(5,797)	(6,912)	(3,361)	3,785	7,492	(12,285)
Other (1) (2)	—	—	—	—	19	—
Balance as of end of period	$60,302	$54,824	$52,727	$57,350	$65,703	$57,349

Net Amount at Risk (NAR)
Total GMIB NAR	$26	$31	$18	$18	$20	$18
Total GMWB NAR	—	—	—	—	—	—
Total GMDB NAR	404	584	659	646	294	646
MRB Reserves (Net of Reinsurance)	$555	$477	$459	$588	$1,131	$588
Notes:
(1) For the twelve months ended December 31, 2021, amounts reflect ($38) million transfer of policyholders account balances to future policyholder benefits and other policyholders liabilities related to structured settlement contracts.
(2) For the twelve months ended December 31, 2021 amounts reflect $57 million of AV transfer of a closed block of GMxB business from GR to IR.
(3) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.

4Q 2022 Financial Supplement – Updated for LDTI and Resegmentation	13

Group Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	12/31/2021	12/31/2022	Change

Revenues
Policy charges, fee income and premiums	$94	$83	$80	$61	$371	$318	(14.3)%
Net investment income (loss)	180	163	160	121	752	624	(17.0)%
Net derivative gains (losses)	(5)	(9)	(13)	(3)	(20)	(30)	(50.0)%
Investment management, service fees and other income	66	61	60	59	268	246	(8.2)%
Segment revenues	335	298	287	238	1,371	1,158	(15.5)%

Benefits and other deductions
Policyholder benefits	—	—	—	—	—	—	—%
Remeasurement of liability for future policy benefits	—	—	—	—	—	—	—%
Interest credited to policyholders’ account balances	78	72	79	52	303	281	(7.3)%
Commissions and distribution-related payments	42	42	33	37	149	154	3.4%
Amortization of deferred policy acquisition costs	15	15	14	15	64	59	(7.8)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	28	32	37	27	163	124	(23.9)%
Segment benefits and other deductions	163	161	163	131	679	618	(9.0)%

Operating earnings (loss), before income taxes	172	137	124	107	692	540	(22.0)%
Income taxes	(28)	(26)	(25)	(15)	(113)	(94)	16.8%
Operating earnings (loss), before noncontrolling interest	144	111	99	92	579	446	(23.0)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—	—%
Operating earnings (loss)	$144	$111	$99	$92	$579	$446	(23.0)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	N/A	N/A	N/A	$446	$579	$446	(23.0)%

Average Account Value (TTM) (1)	$46,515	$45,232	$43,680	$39,729	$46,075	$39,729	(13.8)%

Return on assets (TTM) (1)	N/A	N/A	N/A	1.36%	1.50%	1.36%

Net flows (2)	$523	$144	$(57)	$24	$(177)	$634	458.5%

Gross premiums and deposits	$1,502	$1,133	$861	$952	$3,839	$4,448	15.9%

Notes:
(1) Amounts revised to include Mutual Fund AUA balances. Impact to average account value TTM for December 31 2021 is $(383) million.
(2) For the three months ended and year ended December 31, 2022, net outflows of $179 million are excluded as these amounts are related to ceded AV to Global Atlantic.

4Q 2022 Financial Supplement – Updated for LDTI and Resegmentation	14

Group Retirement - Select Operating Metrics

	For the Three Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	12/31/2021	12/31/2022

Sales Metrics
Gross premiums and deposits: (1)
First-year premiums and deposits	$879	$476	$371	$392	$1,501	$2,118
Renewal premiums and deposits	623	657	490	560	2,338	2,330
Group Retirement premiums and deposits	$1,502	$1,133	$861	$952	$3,839	$4,448

Gross premiums and deposits by market: (1)
Tax-exempt	$219	$231	$293	$258	$1,017	$1,001
Corporate	89	62	69	103	450	323
Institutional	565	179	3	25	9	772
Other	6	4	6	6	25	22
Total First Year Premiums and Deposits	879	476	371	392	1,501	2,118
Tax-exempt	468	518	364	435	1,789	1,785
Corporate	103	94	93	87	373	377
Institutional	—	—	—	—	—	—
Other	52	45	33	38	176	168
Total renewal premiums and deposits	623	657	490	560	2,338	2,330
Group Retirement premiums and deposits by market	$1,502	$1,133	$861	$952	$3,839	$4,448

Account Values and Assets under Administration
General Account:
Balance as of beginning of period	$13,046	$13,171	$13,240	$13,234	$12,826	$13,046
Gross premiums and deposits	329	299	242	239	1,055	1,109
Surrenders, withdrawals and benefits	(270)	(256)	(304)	(333)	(1,178)	(1,163)
Net flows	59	43	(62)	(94)	(123)	(54)
Investment performance, interest credited and policy charges	66	26	56	87	345	235
Other (2)	—	—	—	—	(2)	—
Ceded to Global Atlantic (6)	—	—	—	(4,052)	—	(4,052)
Balance as of end of period	$13,171	$13,240	$13,234	$9,175	$13,046	$9,175

Separate Accounts and Mutual Funds (3) (4) (5)
Balance as of beginning of period	$34,763	$32,864	$27,927	$26,476	$29,930	$34,763
Gross premiums and deposits	1,173	834	619	713	2,784	3,339
Surrenders, withdrawals and benefits	(709)	(733)	(614)	(595)	(2,838)	(2,651)
Net flows	464	101	5	118	(54)	688
Investment performance, interest credited and policy charges	(2,363)	(5,038)	(1,456)	1,547	4,942	(7,310)
Other (2)	—	—	—	—	(55)	—
Ceded to Global Atlantic (6)	—	—	—	(5,311)	—	(5,311)
Balance as of end of period	$32,864	$27,927	$26,476	$22,830	$34,763	$22,830

Total: (3) (4)
Balance as of beginning of period	$47,809	$46,035	$41,167	$39,710	$42,756	$47,809
Gross premiums and deposits	1,502	1,133	861	952	3,839	4,448
Surrenders, withdrawals and benefits	(979)	(989)	(918)	(928)	(4,016)	(3,814)
Net flows	523	144	(57)	24	(177)	634
Investment performance, interest credited and policy charges	(2,297)	(5,012)	(1,400)	1,634	5,287	(7,075)
Transfer from (to) GR	—	—	—	—	(57)	—
Other	—	—	—	—	—	—
Ceded to Global Atlantic (6)	—	—	—	(9,363)	—	(9,363)
Balance as of end of period	$46,035	$41,167	$39,710	$32,005	$47,809	$32,005
Notes:

4Q 2022 Financial Supplement – Updated for LDTI and Resegmentation	15

(1) Includes both AUM and AUA. Prior period amounts related to the premiums and deposits were revised to include Mutual Fund AUA. Gross premium and deposits revisions for the year ended of December 31, 2021 of $189 million.

(2) For the nine months ended September 30, 2021, amounts reflect AV transfer of GMxB closed block business from GR to IR.
(3) Prior period amounts related to the net flows were revised to include Mutual Fund AUA. Net Flow revision for the year ended December 31, 2021 is $129 million.
(4) Prior period amounts related to Investment performance, interest credited and policy charges were revised to include Mutual Fund AUA. Investment performance, interest credited and policy charges revisions for the year ended December 31, 2021 is $30 million.

(5) December 31, 2021 beginning balance revision of $297 million to reflect inclusion of December 31, 2020 year-end Mutual Fund AUA ending balance.
(6) Effective October 3, 2022, AV excludes activity related to ceded AV to Global Atlantic. In addition, roll-forward reflects the AV ceded to Global Atlantic as of the transaction date. For additional information on the Global Atlantic see MD&A - Executive Summary “.EQUI-VEST Reinsurance Transaction”.

4Q 2022 Financial Supplement – Updated for LDTI and Resegmentation	16

Investment Management and Research - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	12/31/2021	12/31/2022	Change

Revenues
Net investment income (loss)	$(23)	$(26)	$(9)	$15	$13	$(43)	(430.8)%
Net derivative gains (losses)	20	22	15	(16)	(13)	41	415.4%
Investment management, service fees and other income	1,138	1,007	990	972	4,430	4,107	(7.3)%
Segment Revenues	1,135	1,003	996	971	4,430	4,105	(7.3)%

Benefits and other deductions
Commissions and distribution-related payments	176	159	152	143	708	630	(11.0)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	675	623	641	598	2,512	2,537	1.0%
Total benefits and other deductions	851	782	793	741	3,220	3,167	(1.6)%

Operating earnings (loss), before income taxes	284	221	203	230	1,210	938	(22.5)%
Income taxes	(46)	(40)	(35)	(41)	(208)	(162)	22.1%
Operating earnings (loss), before noncontrolling interest	238	181	168	189	1,002	776	(22.6)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(102)	(80)	(75)	(95)	(438)	(352)	19.6%
Operating earnings (loss)	$136	$101	$94	$94	$564	$424	(24.8)%

Summary Metrics

Adjusted operating margin (1)	31.5%	27.7%	25.1%	28.9%	33.6%	28.4%

Net flows (in billions USD) (2)	$11.4	$(2.7)	$(10.5)	$(1.9)	$26.1	$(3.6)

Total AUM (in billions USD)	$735.4	$646.8	$612.7	$646.4	$778.6	$646.4

Ownership Structure of AB

Holdings and its subsidiaries	63.0%	63.5%	62.8%	59.9%	63.0%	59.9%
AB Holding	36.3%	35.7%	36.5%	39.4%	36.2%	39.4%
Unaffiliated holders	0.7%	0.8%	0.7%	0.7%	0.8%	0.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

EQH economic interest	64.5%	65.0%	64.3%	61.3%	64.5%	61.3%
EQH average economic interest	64.5%	64.8%	64.3%	62.4%	64.5%	64.0%

Units of limited partnership outstanding (in millions)	271.8	269.4	272.6	286.0	271.5	286.0
Notes:

(1) Adjusted Operating Margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.
(2) Discrete quarterly outflows related to AXA's redemptions for periods presented were $0.6 billion and $3.9 billion for the second and third quarter of 2022, respectively.

4Q 2022 Financial Supplement – Updated for LDTI and Resegmentation	17

Investment Management and Research - Select Operating Metrics

	For the Three Months Ended or As of
(in billions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022

AUM Roll-forward
Balance as of beginning of period	$778.6	$735.4	$646.8	$612.7
Sales/new accounts	40.9	23.9	19.8	30.9
Redemptions/terminations	(24.6)	(22.6)	(24.9)	(23.2)
Cash flow/unreinvested dividends	(4.9)	(4.0)	(5.4)	(9.6)
Net long-term (outflows) inflows (5)	11.4	(2.7)	(10.5)	(1.9)
Adjustment (3)	—	(0.4)	—	—
Acquisition (4)	—	—	12.2	—
Market appreciation (depreciation)	(54.6)	(85.5)	(35.8)	35.6
Net change	(43.2)	(88.6)	(34.1)	33.7
Balance as of end of period	$735.4	$646.8	$612.7	$646.4

Ending Assets by distribution channel
Institutions	$325.9	$290.5	$279.4	$297.3
Retail	292.6	251.0	232.3	242.9
Private Wealth	116.9	105.3	101.0	106.2
Total	$735.4	$646.8	$612.7	$646.4

Ending Assets by investment service
Equity
Actively Managed	$265.2	$223.2	$202.9	$217.9
Passively Managed (1)	66.2	55.7	52.1	53.8
Total Equity	$331.4	$278.9	$255.0	$271.7
Fixed Income
Actively Managed	$280.8	$254.7	$239.1	$242.8
Passively Managed (1)	12.7	12.3	9.5	9.4
Total Fixed Income	293.5	267.0	248.6	252.2
Total Alternatives/Multi-Asset Solutions (2)	110.5	100.9	109.1	122.5
Total	$735.4	$646.8	$612.7	$646.4

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services
(3) Approximately $0.4 billion of Institutional AUM was removed from our total assets under management during the second quarter of 2022 due to a change in the fee structure.
(4) The CarVal acquisition added approximately $12.2 billion of Institutional AUM in the third quarter of 2022.
(5) Discrete quarterly outflows related to AXA's redemptions for periods presented were as follows: $0.6 billion for the second quarter of 2022 and $3.9 billion for the third quarter of 2022.

4Q 2022 Financial Supplement – Updated for LDTI and Resegmentation	18

Investment Management and Research - Net Flows
	For the Three Months Ended				Years Ended or As of
(in billions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	12/31/2021	12/31/2022
Net Flows by Distribution Channel
Institutions
US	$0.4	$0.6	$(0.6)	$(2.2)	$(3.8)	$(1.8)
Global and Non-US	9.8	0.1	(5.7)	3.9	6.1	8.1
Total Institutions	$10.2	$0.7	$(6.3)	$1.7	$2.3	$6.3
Retail
US	$4.2	$2.3	$(0.3)	$(0.7)	$25.3	$5.5
Global and Non-US (4)	(5.2)	(4.6)	(4.7)	(2.7)	(4.5)	(17.1)
Total Retail (4)	$(1.0)	$(2.3)	$(5.0)	$(3.4)	$20.8	$(11.6)
Private Wealth
US (4)	$1.4	$(1.1)	$0.5	$0.1	$(0.5)	$0.8
Global and Non-US (4)	0.8	—	0.3	(0.3)	3.5	0.9
Total Private Wealth	$2.2	$(1.1)	$0.8	$(0.2)	$3.0	$1.7
Total Net Flows by Distribution Channel (4)	$11.4	$(2.7)	$(10.5)	$(1.9)	$26.1	$(3.6)
Net Flows by Investment Service
Equity Active
US	$4.7	$0.8	$(0.3)	$—	$15.7	$5.2
Global and Non-US	(0.1)	(0.5)	(4.7)	(2.6)	6.2	(7.9)
Total Equity Active (4)	$4.6	$0.3	$(5.0)	$(2.6)	$21.9	$(2.7)
Equity Passive (1)
US	$(0.7)	$0.5	$(0.2)	$(2.0)	$(6.3)	$(2.4)
Global and Non-US (4)	(1.1)	(0.7)	(0.7)	(0.3)	(1.2)	(2.9)
Total Equity Passive (1) (4)	$(1.8)	$(0.2)	$(0.9)	$(2.3)	$(7.5)	$(5.3)
Fixed Income - Taxable (3)
US (4)	$0.3	$(1.3)	$(0.1)	$(0.2)	$(1.0)	$(1.2)
Global and Non-US (4)	(5.0)	(4.3)	(3.5)	(3.8)	(8.9)	(16.7)
Total Fixed Income - Taxable	$(4.7)	$(5.6)	$(3.6)	$(4.0)	$(9.9)	$(17.9)
Fixed Income - Tax-Exempt
US (4)	$1.0	$0.6	$—	$(1.0)	$6.0	$0.7
Global and Non-US (4)	—	0.1	—	(0.1)	—	(0.1)
Total Fixed Income - Tax-Exempt	$1.0	$0.7	$—	$(1.1)	$6.0	$0.6
Fixed Income - Passive (1)
US (4)	$(0.2)	$0.5	$(0.2)	$(0.3)	$4.5	$(0.3)
Global and Non-US (4)	0.6	0.2	(1.9)	—	0.5	(1.0)
Total Fixed Income - Passive (1)	$0.4	$0.7	$(2.1)	$(0.3)	$5.0	$(1.3)
Alternatives/Multi-Asset Solutions (2)
US	$0.9	$0.5	$0.4	$0.7	$2.1	$2.5
Global and Non-US (4)	11.0	0.9	0.7	7.7	8.5	20.5
Total Alternatives/Multi-Asset Solutions (2) (4)	$11.9	$1.4	$1.1	$8.4	$10.6	$23.0
Total Net Flows by Investment Service (4)	$11.4	$(2.7)	$(10.5)	$(1.9)	$26.1	$(3.6)
Active vs. Passive Net Flows
Actively Managed
Equity (4)	$4.6	$0.3	$(5.0)	$(2.6)	$21.9	$(2.7)
Fixed Income (3) (4)	(3.7)	(4.8)	(3.6)	(5.1)	(3.9)	(17.3)
Alternatives/Multi-Asset Solutions (2) (4)	11.3	1.1	0.8	7.6	8.3	20.9
Total	$12.2	$(3.4)	$(7.8)	$(0.1)	$26.3	$0.9
Passively Managed (1)
Equity	$(1.8)	$(0.3)	$(0.9)	$(2.3)	$(7.5)	$(5.3)
Fixed Income	0.4	0.7	(2.1)	(0.3)	5.0	(1.3)
Alternatives/Multi-Asset Solutions (2) (4)	0.6	0.3	0.3	0.8	2.3	2.1
Total (4)	$(0.8)	$0.7	$(2.7)	$(1.8)	$(0.2)	$(4.5)
Total Active vs Passive Net Flows (4)	$11.4	$(2.7)	$(10.5)	$(1.9)	$26.1	$(3.6)
Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services
(3) Discrete quarterly outflows related to AXA's redemptions for periods presented were as follows: $0.6 billion for the second quarter of 2022 and $3.9 billion for the third quarter of 2022.
(4) AB line item does not cross foot for the twelve months ended 2022 due to rounding.

4Q 2022 Financial Supplement – Updated for LDTI and Resegmentation	19

Protection Solutions - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	12/31/2021	12/31/2022	Change

Revenues
Policy charges, fee income and premiums	$500	$505	$502	$511	$1,951	$2,018	3.4%
Net investment income (loss)	272	252	236	221	1,102	981	(11.0)%
Net derivative gains (losses)	—	(5)	(13)	(2)	(20)	(20)	—%
Investment management, service fees and other income	37	37	34	33	146	141	(3.4)%
Segment revenues	809	789	759	763	3,179	3,120	(1.9)%

Benefits and other deductions
Policyholders’ benefits	550	396	430	520	1,881	1,896	0.8%
Remeasurement of liability for future policy benefits	8	5	22	12	(33)	47	242.4%
Interest credited to policyholders’ account balances	128	122	130	131	516	511	(1.0)%
Commissions and distribution-related payments	34	34	31	43	131	142	8.4%
Amortization of deferred policy acquisition costs	29	29	29	30	116	117	0.9%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	63	70	79	78	255	290	13.7%
Segment benefits and other deductions	812	656	721	814	2,866	3,003	4.8%

Operating earnings (loss), before income taxes	(3)	133	38	(51)	313	117	(62.6)%
Income taxes	—	(23)	(8)	11	(51)	(20)	60.8%
Operating earnings (loss), before noncontrolling interest	(3)	110	30	(40)	262	97	(63.0)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	(1)	—	—	—%
Operating earnings (loss)	$(3)	$110	$30	$(41)	$262	$97	(63.0)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	N/A	N/A	N/A	$97	$262	$97	(63.0)%

Benefit ratio	83.8%	65.7%	73.8%	86.9%	74.4%	78.7%

Gross written premiums (1)	$778	$760	$769	$776	$3,065	$3,083	0.6%

Annualized premiums	$77	$67	$74	$74	$287	$292	1.8%

Total in-force face amount (in billions USD) (2)	$421.8	$420.6	$418.3	$417.0	$423.2	$417.0	(1.5)%

Notes:
(1) 1Q'22 variable universal life renewals previously reported as $514M during first quarter 2022. Amount updated to $249M during second quarter 2022 to properly reflect variable universal life product renewals. This resulted in a change for gross written premiums from $1,033 to $778.
(2) Total in-force face amount presented on a gross basis including ceded policies.

4Q 2022 Financial Supplement – Updated for LDTI and Resegmentation	20

Protection Solutions - Select Operating Metrics

	For the Three Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	12/31/2021	12/31/2022

Sales Metrics
First Year Premiums and Deposits by Product Line:
Universal Life	$—	$—	$—	$—	$—	$—
Indexed Universal Life	6	4	4	5	45	19
Variable Universal Life	85	76	71	77	287	309
Term	4	3	3	3	16	13
Employee Benefits	21	16	23	22	77	82
Other (1)	—	—	—	1	1	1
Total	$116	$99	$101	$108	$426	$424

Renewals by Product Line:
Universal Life	$193	$185	$207	$179	$824	$764
Indexed Universal Life	80	76	74	74	310	304
Variable Universal Life (2)	249	239	244	257	968	989
Term	93	94	90	96	379	373
Employee Benefits	43	63	49	57	139	212
Other (1)	4	4	4	5	19	17
Total	662	661	668	668	2,639	2,659
Total Gross Premiums	$778	$760	$769	$776	$3,065	$3,083

In-force Metrics
In-force Face Amount by Product (3) (in billions):
Universal Life (4)	$44.9	$44.4	$43.7	$43.1	$45.9	$43.1
Indexed Universal Life	27.9	27.7	27.6	27.5	27.9	27.5
Variable Universal Life (5)	132.9	132.6	132.8	133.4	132.8	133.4
Term	214.9	214.7	213.0	211.9	215.4	211.9
Whole Life	1.2	1.2	1.2	1.1	1.2	1.1
Total	$421.8	$420.6	$418.3	$417.0	$423.2	$417.0

In-force Policy Count by Product (3) (in thousands):
Universal Life (4)	134	132	130	129	136	129
Indexed Universal Life	65	65	64	64	65	64
Variable Universal Life (5)	293	293	293	293	293	293
Term	264	262	259	256	266	256
Whole Life	16	16	16	15	16	15
Total	772	768	762	757	776	757

Protection Solutions Reserves
General Account	$18,432	$18,241	$18,243	$18,237	$18,625	$18,237
Separate Accounts	15,883	13,524	12,783	13,634	17,012	13,634
Total	$34,315	$31,765	$31,026	$31,871	$35,637	$31,871

Notes:
(1) For the individual life insurance premiums, Other includes Whole Life insurance and other products available-for-sale but not actively marketed.
(2) 1Q'22 variable universal life renewals previously reported as $514M during first quarter 2022. Amount updated to $249M during second quarter 2022 to properly reflect variable universal life product renewals.
(3) Includes individual life insurance and does not include Employee Benefits as it is a start-up business and therefore has immaterial in-force policies.
(4) Universal Life includes Guaranteed Universal Life.
(5) Variable Universal Life includes variable life insurance and corporate-owned life insurance.

4Q 2022 Financial Supplement – Updated for LDTI and Resegmentation	21

Wealth Management - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	12/31/2021	12/31/2022	Change

Revenues
Net investment income (loss)	—	—	1	1	—	2	100.0%
Investment management, service fees and other income	376	368	352	348	1,437	1,444	0.5%
Segment revenues	376	368	353	349	1,437	1,446	0.6%

Benefits and other deductions
Commissions and distribution-related payments	239	245	231	225	946	940	(0.6)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	93	91	92	94	408	370	(9.3)%
Segment benefits and other deductions	332	336	323	319	1,354	1,310	(3.2)%
							-0.280166435506241
Operating earnings (loss), before income taxes	44	32	30	30	83	136	63.9%
Income taxes	(12)	(8)	(8)	(7)	(25)	(35)	(40.0)%
Operating earnings (loss), before noncontrolling interest	32	24	22	23	58	101	74.1%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—	—%
Operating earnings (loss)	$32	$24	$22	$23	$58	$101	74.1%
							1.2824427480916
Revenue by Activity Type

Investment management, service fees and other income :
Investment management and advisory fees	139	135	125	120	505	519	2.8%
Distribution fees	233	227	219	213	914	894	(2.2)%
Interest Income	—	2	5	8	1	15	N/M
Service and Other income	3	5	3	6	17	17	(2.7)%

Total Investment management, service fees and other income	$376	$368	$352	$348	$1,437	$1,444	0.5%
Summary Metrics
Pre-tax operating margin	11.70%	8.70%	8.50%	8.60%	5.78%	9.41%
Net flows	1,659	1,161	1,117	575	7,213	4,512	(37.4)%

Total AUA	$78,873	$70,411	$68,393	$72,406	$82,794	$72,406	(12.5)%

Notes:

4Q 2022 Financial Supplement – Updated for LDTI and Resegmentation	22

Wealth Management - Select Operating Metrics

	For the Three Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	12/31/2021	12/31/2022

AUA Roll-forward
Advisory assets :
Beginning assets	$50,575	$49,150	$43,994	$42,645	$39,146	$50,575
Net flows	1,531	988	809	186	6,471	3,513
Market appreciation (depreciation) and other	(2,956)	(6,144)	(2,157)	2,713	4,958	(8,545)
Total advisory ending assets	$49,150	$43,994	$42,645	$45,544	$50,575	$45,544

Brokerage and direct assets	$29,723	$26,417	$25,748	$26,862	$32,219	$26,862

Total Wealth Management assets
Beginning assets	$82,794	$78,873	$70,411	$68,393	$61,984	$82,794
Net flows	1,659	1,161	1,117	575	7,213	4,512
Market appreciation (depreciation) and other	(5,581)	(9,622)	(3,135)	3,437	13,596	(14,901)
Total Wealth Management ending assets	$78,873	$70,411	$68,393	$72,406	$82,794	$72,406

Cash balances	$3,467	$3,748	$3,672	$3,566	$3,311	$3,566

Advisors
Advisors	4,252	4,166	4,129	4,258	4,382	4,258
Revenue per advisor TTM ($ thousands)	N/A	N/A	N/A	$344	$332	$344

Sales by Product Type
Advisory	$2,745	$2,379	$2,114	$1,850	$11,449	$9,089
Brokerage and Direct	711	654	805	907	3,037	3,077
Retirement, Premiums and Deposits	2,559	2,597	2,713	2,877	10,058	10,746
Total sales	$6,015	$5,631	$5,632	$5,634	$24,544	$22,912

Notes:

4Q 2022 Financial Supplement – Updated for LDTI and Resegmentation	23

Legacy - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	12/31/2021	12/31/2022	Change

Revenues
Policy charges, fee income and premiums	$35	$37	$37	$30	$335	$139	(58.5)%
Net investment income (loss)	61	59	65	67	424	252	(40.6)%
Net derivative gains (losses)	—	—	—	—	—	—	—%
Investment management, service fees and other income	119	103	102	104	470	428	(8.9)%
Segment revenues	215	199	204	201	1,229	819	(33.4)%

Benefits and other deductions
Policyholders’ benefits	36	38	45	48	175	167	(4.6)%
Remeasurement of liability for future policy benefits	1	1	(1)	(1)	9	—	(100.0)%
Interest credited to policyholders’ account balances	12	13	13	11	53	49	(7.5)%
Commissions and distribution-related payments	55	47	42	43	230	187	(18.7)%
Amortization of deferred policy acquisition costs	16	17	16	16	66	65	(1.5)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	19	14	26	7	72	66	(8.3)%
Segment benefits and other deductions	139	130	141	124	605	534	(11.7)%
							-0.280166435506241
Operating earnings (loss), before income taxes	76	69	63	77	624	285	(54.3)%
Income taxes	(13)	(12)	(13)	(12)	(102)	(50)	51.0%
Operating earnings (loss), before noncontrolling interest	63	57	50	65	522	235	(55.0)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—	—%
Operating earnings (loss)	$63	$57	$50	$65	$522	$235	(55.0)%
							1.2824427480916
Summary Metrics

Operating earnings (loss) - TTM: [A]	N/A	N/A	N/A	$235	$522	$235	(55.0)%

Average Account Value (TTM)	$37,530	$31,489	$25,449	$23,501	$41,648	$23,501	(31.5)%

Return on assets (TTM)	N/A	N/A	N/A	1.21%	1.50%	1.21%

Net flows (1)	(345)	(799)	(499)	(588)	(3,492)	(2,231)	(36.1)%

In-force Policy Count by Product (in thousands) (2):	313	308	303	299	318	299

Notes:
(1)Net flows excluded as it relates to AV ceded to Venerable for the year ended December 31, 2022 and 2021 were $(1.2) billion and $(830) million, respectively.
(2) As of December 31, 2021, March 31, 2022, June 30, 2022, September 30, 2022 and December 31, 2022, In-force Policy Count by Product presented on a gross basis includes 106 thousand, 104 thousand, 102 thousand, 101 thousand and 99 thousand ceded policies, respectively, related to the Venerable transaction.

4Q 2022 Financial Supplement – Updated for LDTI and Resegmentation	24

Legacy - Select Operating Metrics
	For the Three Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	12/31/2021	12/31/2022

Account Values (1)
General Account:
Balance as of beginning of period	$988	$1,149	$960	$947	$1,122	$988
Net flows (1)	(48)	(30)	(37)	(27)	(100)	(163)
Investment performance, interest credited and policy charges (1)	208	(196)	7	5	27	24
Ceded to Venerable (2)	—	—	—	—	(61)	—
Balance as of end of period	$1,149	$960	$947	$925	$988	$925
Separate Accounts:
Balance as of beginning of period	$28,287	$27,991	$21,553	$19,922	$43,747	$28,287
Net flows (1)	(298)	(806)	(479)	(561)	(3,392)	(2,144)
Investment performance, interest credited and policy charges (1)	2	(5,632)	(1,152)	1,196	4,798	(5,586)
Ceded to Venerable (2)	$—	$—	$—	$—	$(16,866)	$—
Balance as of end of period	$27,991	$21,553	$19,922	$20,557	$28,287	$20,557
Total:
Balance as of beginning of period	$29,275	$29,140	$22,513	$20,869	$44,869	$29,275
Net flows (1)	(345)	(799)	(499)	(588)	(3,492)	(2,231)
Investment performance, interest credited and policy charges (1)	210	(5,828)	(1,145)	1,201	4,825	(5,562)
Ceded to Venerable (2)	—	—	—	—	(16,927)	—
Balance as of end of period	$29,140	$22,513	$20,869	$21,482	$29,275	$21,482

Net Amount at Risk (NAR)
Total GMIB NAR	$3,701	$4,201	$3,535	$3,211	$3,890	$3,211
Total GMDB NAR	$8,840	$11,358	$12,207	$11,428	$7,744	$11,428
MRB Reserves (Net of Reinsurance)	$4,425	$3,985	$3,877	$4,287	$6,178	$4,287

Notes:
(1) Net flows excluded as it relates to AV ceded to Venerable for the year ended December 31, 2022 and 2021 were $(1.2) billion and $(830) million, respectively. Investment performance, interest credited and policy charges for the year ended December 31, 2022 and 2021 was $(3.4) billion and $589 million, respectively, are not included as it excludes activity related to ceded AV to Venerable.
(2) Effective June 1, 2021, AV excludes activity related to ceded AV to Venerable. In addition, roll-forward reflects the AV ceded to Venerable as of the transaction date. For additional information on the Venerable transaction see Note 1 of the Notes to Consolidated Financial Statements within the 10-Q.

4Q 2022 Financial Supplement – Updated for LDTI and Resegmentation	25

Investments

4Q 2022 Financial Supplement – Updated for LDTI and Resegmentation	26

Consolidated Investment Portfolio Composition

	Balances as of
(in millions USD, unless otherwise indicated)	December 31, 2021		December 31, 2022
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio
Fixed maturities, available-for-sale, at fair value	$78,216	70.9%	$63,361	65.1%
Fixed maturities, at fair value using the fair value option	1,641	1.5%	1,508	1.5%
Mortgage loans on real estate	14,033	12.7%	16,481	16.9%
Policy loans	4,024	3.6%	4,033	4.1%
Other equity investments	2,975	2.7%	3,152	3.2%
Other invested assets	3,591	3.3%	3,885	4.0%
Subtotal investment assets	104,480	94.7%	92,420	94.9%
Trading securities	631	0.6%	677	0.7%
Total investments	105,111	95.3%	93,097	95.6%
Cash and cash equivalents	5,188	4.7%	4,281	4.4%
Total	$110,299	100.0%	$97,378	100.0%

General Account AFS Fixed maturities by industry (Based on amortized cost)
Corporate securities:
Finance	$12,954	17.9%	$13,537	18.7%
Manufacturing	12,212	16.8%	11,797	16.3%
Utilities	6,446	8.9%	6,808	9.4%
Services	8,191	11.3%	8,299	11.5%
Energy	3,854	5.3%	3,740	5.2%
Retail and wholesale	3,390	4.7%	3,394	4.7%
Transportation	2,181	3.0%	2,277	3.2%
Other	60	0.1%	124	0.2%
Total corporate securities	49,288	67.9%	49,976	69.2%
U.S. government and agency	13,056	18.0%	7,054	9.8%
Residential mortgage-backed (2)	90	0.1%	908	1.3%
Preferred stock	41	0.1%	41	0.1%
State & municipal	586	0.8%	609	0.8%
Foreign governments	1,124	1.5%	985	1.4%
Commercial mortgage-backed	2,427	3.3%	3,823	5.3%
Asset-backed securities	5,933	8.2%	8,859	12.3%
Total	$72,545	100.0%	$72,255	100.0%

General Account AFS Fixed maturities credit quality (3) (Based on amortized cost)
Aaa, Aa, A (NAIC Designation 1)	$44,653	61.6%	$44,612	61.7%
Baa (NAIC Designation 2)	25,141	34.7%	24,843	34.4%
Investment grade	69,794	96.2%	69,454	96.1%
Below investment grade (NAIC Designation 3 and 4)	2,751	3.8%	2,800	3.9%
Total	$72,545	100.0%	$72,255	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.
(2) Includes publicly traded agency pass-through securities and collateralized obligations.
(3) Credit quality based on NAIC rating.

4Q 2022 Financial Supplement – Updated for LDTI and Resegmentation	27

Consolidated Results of General Account Investment Portfolio

	For the Years Ended or As of
(in millions USD, unless otherwise indicated)	December 31, 2021		December 31, 2022
	Yield	Amount (2)	Yield	Amount (2)
Fixed Maturities:
Income (loss)	3.40%	$2,429	3.57%	$2,619
Ending assets		72,545		72,255
Mortgages:
Income (loss)	4.08%	547	3.92%	587
Ending assets		14,033		16,481
Other Equity Investments (1):
Income (loss)	20.45%	534	5.21%	171
Ending assets		2,901		3,433
Policy Loans:
Income	5.01%	203	5.35%	215
Ending assets		4,024		4,033
Cash and Short-term Investments:
Income	(0.13)%	(2)	(1.44)%	(24)
Ending assets		1,662		1,419
Funding Agreements:
Interest expense and other		(56)		(156)
Ending (liabilities)		(6,647)		(8,501)
Total invested Assets:
Income	4.28%	3,655	3.79%	3,412
Ending assets		88,518		89,120
Short Duration Fixed Maturities:
Income (loss)	4.48%	78	3.62%	5
Ending assets		142		87
Total Net Investment Income:
Investment income	4.28%	3,733	3.79%	3,417
Less: investment fees (3)	(0.14)%	(118)	(0.15)%	(138)
Investment income, net	4.15%	$3,615	3.63%	$3,279
General Account Ending Net Assets		$88,660		$89,207
Operating Earnings adjustments:
Funding Agreements interest expense		56		156
AB and other non-General Account investment income		258		84
Operating Net investment income (loss)		$3,929		$3,519
Notes:

(1) Includes, as of December 31, 2021 and December 31, 2022, $319 million and $400 million of other invested assets. Amounts for certain consolidated VIE investments are shown net of associated non-controlling interest.
(2) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, write-downs, adjusted amortization of premiums, accretion of discount and allowances. Cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.
(3) Investment fees are inclusive of investment management fees paid to AB.

4Q 2022 Financial Supplement – Updated for LDTI and Resegmentation	28

Additional Information

4Q 2022 Financial Supplement – Updated for LDTI and Resegmentation	29

Deferred Policy Acquisition Costs Rollforward

	For the Three Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	12/31/2021	12/31/2022

TOTAL
Beginning balance	$6,113	$6,180	$6,254	$6,322	$5,791	$6,113
Capitalization of commissions, sales and issue expenses	210	219	215	198	874	842
Amortization	(143)	(145)	(147)	(151)	(552)	(586)
Ending balance	$6,180	$6,254	$6,322	$6,369	$6,113	$6,369

Individual Retirement
Beginning balance	$3,013	$3,065	$3,127	$3,180	$2,764	$3,013
Capitalization of commissions, sales and issue expenses	132	144	137	126	543	539
Amortization	(80)	(82)	(84)	(87)	(294)	(333)
Ending balance	$3,065	$3,127	$3,180	$3,219	$3,013	$3,219

Group Retirement
Beginning balance	$771	$778	$785	$792	$735	$771
Capitalization of commissions, sales and issue expenses	22	21	22	23	100	88
Amortization	(15)	(14)	(15)	(15)	(64)	(59)
Ending balance	$778	$785	$792	$800	$771	$800

Protection Solutions
Beginning balance	$1,559	$1,579	$1,596	$1,614	$1,474	$1,559
Capitalization of commissions, sales and issue expenses	49	46	47	46	201	188
Amortization	(29)	(29)	(29)	(30)	(116)	(117)
Ending balance	$1,579	$1,596	$1,614	$1,630	$1,559	$1,630

Legacy
Beginning balance	$631	$623	$614	$606	$667	$631
Capitalization of commissions, sales and issue expenses	8	8	9	3	30	28
Amortization	(16)	(17)	(17)	(16)	(66)	(66)
Ending balance	$623	$614	$606	$593	$631	$593

Corporate and Other
Beginning balance	$139	$135	$132	$130	$151	$139
Capitalization of commissions, sales and issue expenses	(1)	—	—	—	—	(1)
Amortization	(3)	(3)	(2)	(3)	(12)	(11)
Reclassified to Assets held-for-sale	—	—	—	—	—	—
Ending balance	$135	$132	$130	$127	$139	$127

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Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, Non-GAAP Operating ROE, and Non-GAAP operating common EPS, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies.

We also discuss certain operating measures, including AUM, AUA, AV, Protection Solutions Reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance.

Non-GAAP Operating Earnings
Non-GAAP Operating Earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and the variable annuity product MRBs. This is a large source of volatility in net income.

Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:
•
Items related to variable annuity product features, which include: (i) Changes in the fair value of market risk benefits, net of reinsurance, including the related attributed fees and claims, offset by derivatives and other securities used to hedge the market risk benefits; and (ii) Market adjustments to deposit asset or liability accounts arising from reinsurance agreements which do not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk.;

• Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;
•
Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;

•
Other adjustments, which primarily include restructuring costs related to severance and separation, lease write-offs related to non-recurring restructuring activities, COVID-19 related impacts, net derivative gains (losses) on certain Non-GMxB derivatives, net investment income from certain items including consolidated VIE investments, seed capital mark-to-market adjustments, unrealized gain/losses and realized capital gains/losses from sales or disposals of select securities, certain legal accruals; and a bespoke deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market, which disposed of the risk of additional COI litigation by that entity related to those UL policies; and

• Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period.
Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.

We use the prevailing corporate federal income tax rate of 21% while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings.

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Use of Non-GAAP Financial Measures

Non-GAAP Operating ROE
We calculate Non-GAAP Operating ROE by dividing Non-GAAP Operating Earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings’ common shareholders, excluding AOCI. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations.
Book Value per common share, excluding AOCI
We use the term “book value” to refer to “Total equity attributable to Holdings' common shareholders.” Book Value per common share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding.
Non-GAAP Operating Earnings per common share
Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings less preferred stock dividends by diluted common shares outstanding.

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Reconciliation of Non-GAAP Measures (1/3)

	For the Three Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	12/31/2021	12/31/2022

Net income (loss) attributable to Holdings
Net income (loss) attributable to Holdings	$530	$967	$594	$62	$1,757	$2,153
Adjustments related to:
Variable annuity product features	(616)	(1,031)	(675)	129	1,115	(2,193)
Investment gains (losses), net	326	231	333	55	(867)	945
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	19	19	19	25	120	82
Other adjustments (1) (2) (3)	228	177	50	150	626	605
Income tax (expense) benefit related to above adjustments	9	127	58	(76)	(208)	118
Non-recurring tax items	3	3	7	3	12	16
Non-GAAP Operating Earnings	$499	$493	$386	$348	$2,555	$1,726

Net income (loss) attributable to Holdings (4)	$1.35	$2.54	$1.58	$0.17	$4.17	$5.67
Less: Preferred stock dividends	0.04	0.07	0.04	0.07	0.19	0.21
Net income (loss) available to Holdings' common shareholders	1.32	2.47	1.54	0.10	3.98	5.46
Adjustments related to:
Variable annuity product features	(1.57)	(2.71)	(1.79)	0.35	2.65	(5.77)
Investment gains (losses), net	0.83	0.61	0.88	0.15	(2.08)	2.49
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	0.05	0.05	0.05	0.07	0.29	0.22
Other adjustments (1) (2) (3)	0.58	0.47	0.13	0.39	1.48	1.58
Income tax (expense) benefit related to above adjustments	0.02	0.33	0.15	(0.20)	(0.49)	0.31
Non-recurring tax items	0.01	0.01	0.02	0.01	0.03	0.04
Non-GAAP Operating Earnings (loss) available to Holdings' common shareholders (4)	$1.24	$1.23	$0.99	$0.87	$5.86	$4.33

Book Value per common share
Book Value per common share	$16.65	$10.99	$5.00	$(0.44)	$22.47	$(0.44)
Less: Per share impact of AOCI	(3.39)	(11.05)	(18.57)	(24.63)	3.33	(24.63)
Book value per common share (ex. AOCI)	$20.04	$22.04	$23.56	$24.19	$19.14	$24.19

Notes:
(1) Includes separation costs of $82 million for the year ended December 31, 2021. Separation costs were completed during 2021. The impact per common share is $0.20 for the year ended December 31, 2021.
(2) Includes certain gross legal expenses related to the cost of insurance litigation and claims related to a commercial relationship of $50 million, $218 million and $207 million for the three months and year ended December 31, 2022 and year ended December 31, 2021, respectively. Includes policyholder benefit costs of $75 million for the year ended December 31, 2022 stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market. The legal accruals impact per common share is $0.13, $0.57 and $0.50 for the three months and year ended December 31, 2022 and year ended December 31, 2021, respectively. Includes policyholder benefit costs of $0.20 and $0.00 for the years ended December 31, 2022 and 2021 stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market. No adjustments were made to prior period non-GAAP operating EPS as the impact was immaterial.
(3) Includes Non-GMxB related derivative hedge losses of $34 million, ($34) million and $65 million for the three months and year ended December 31, 2022 and year ended December 31, 2021, respectively. The impact per common share is $0.09, ($0.09) and $0.14 for the three months and year ended December 31, 2022 and year ended December 31, 2021, respectively.
(4) For periods with a net loss, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.

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Reconciliation of Non-GAAP Measures (2/3)

	As of and for the Twelve Months Ended
(in millions USD, unless otherwise indicated)	12/31/2021	12/31/2022

Net Income to Non-GAAP Operating Earnings
Net income (loss) attributable to Holdings	$1,757	$2,153
Adjustments related to:
Variable annuity product features	1,115	(2,193)
Investment (gains) losses	(867)	945
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	120	82
Other adjustments	626	605
Income tax (expense) benefits related to above adjustments	(208)	118
Non-recurring tax items	12	16
Non-GAAP Operating Earnings	$2,555	$1,726

As of and for the Twelve Months Ended
12/31/2022
Return on Equity and Non-GAAP Operating Return on Equity - Trailing twelve months
Net income (loss) attributable to Holdings	$2,153
Less: Preferred stock	(80)
Net income (loss) available to Holdings' common shareholders	$2,073
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$8,389

Return on Equity (ex. AOCI)	24.7%

Non-GAAP Operating Earnings	$1,726
Less: Preferred stock	(80)
Non-GAAP Operating Earnings available to Holdings' common shareholders	$1,646
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$8,389

Non-GAAP Operating Return on Equity (ex. AOCI)	19.6%

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Reconciliation of Non-GAAP Measures (3/3)

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022

Equity Reconciliation - Quarter-end Balances
Total equity attributable to Holdings' shareholders	$10,351	$7,959	$5,702	$3,411	$1,401
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562
Total equity attributable to Holdings' common shareholders	8,789	6,397	4,140	1,849	(161)
Less: Accumulated other comprehensive income (loss)	1,303	(1,304)	(4,165)	(6,870)	(8,992)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$7,486	$7,701	$8,305	$8,719	$8,831

Balances as of
(in millions USD, unless otherwise indicated)	12/31/2022

Equity Reconciliation - Twelve Month Rolling Average
Total equity attributable to Holdings' shareholders	$4,618
Less: Preferred Stock	1,562
Total equity attributable to Holdings' common shareholders	3,056
Less: Accumulated other comprehensive income (loss)	(5,333)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,389

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Glossary of Selected Financial and Product Terms

Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets. AV reflected net of reinsurance.
Advisory Assets - Assets invested in a variety of investments using an asset allocation model designed for the client’s objectives. The client is charged a fee based on the value of the assets in the account.
Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products.
Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees.
Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting.
Average Account Value (TTM) - Calculated as an average of the previous twelve calendar months total Account Value balance as of end of period
Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base.
Brokerage Assets - Brokerage accounts which allow clients a variety of investments, including mutual funds, exchange traded Products, equities and fixed income, to be managed in one account. The client is charged for all buy and sell transactions.
Current Product Offering (Individual Retirement) - Products sold 2011 and later.
Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset.
Direct Assets - Mutual Funds purchased through and registered directly with an Asset Management Company, no other agents, such as brokers or distributors, are involved in the transactions.
Equitable Advisors - means AXA Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings.
Equitable America - means Equitable Financial Life Insurance Company of America, an Arizona corporation and a wholly-owned indirect subsidiary of Holdings.
Equitable Life - means AXA Equitable Life Insurance Company, a New York corporation, a life insurance company and a wholly-owned subsidiary of AEFS.
Fixed Rate (Individual Retirement) - Pre-2011 GMxB products.
FYP - First year premium and deposits.
GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees).
Gross premiums - FYP and Renewal premium and deposits.
Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant.
Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV.
Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs).
Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments.
Inv Mgmt and Research - Abbreviation for Investment Management and Research.
Legacy - The Legacy segment consists of our fixed-rate GMxB business written prior to 2011. In 2023, we began reporting this business separately from our Individual Retirement business.
Liability for future policy benefits - the liability related to life insurance policies such as non-participating traditional life insurance policies (Term) and limited pay contracts (Payout, Pension).
Market risk benefits - (“MRBs”) are contracts or contract features that provide protection to the contract holder from other than nominal capital market risk and expose the Company to other than nominal capital market risk. Market risk benefits include contract features that provide minimum guarantees to policyholders and include GMIB, GMDB, GMWB, GMAB, and ROP DB benefits.
Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges.
Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets.
Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract.
Protection Solutions Benefit Ratio - Calculated as sum of policyholders’ benefits and interest credited to policyholders’ account balances dividend by segment revenues.
Protection Solutions Reserves - Equals the aggregate value of Policyholders’ account balances and future policy benefits for policies in our Protection Solutions segment.
Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract.

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Return of premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit.
Return on Assets - Calculated as trailing twelve months operating earnings, before income taxes, divided by trailing twelve months average account value.
Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings' common shareholders divided by average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”).
Revenue per advisor - Calculated as trailing twelve months revenue, divided by the average number of advisors for each of the most recent four quarters
Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period.

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Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm		Analyst			Phone Number

Barclays		Tracy Benguigui			1 (212) 526-1561
Citi		Michael Ward			1 (212) 816-4269
Credit Suisse		Andrew Kligerman			1 (212) 325-5069
Evercore ISI		Thomas Gallagher			1 (212) 446-9439
Goldman Sachs		Alex Scott			1 (212) 902-9592
Jefferies		Suneet Kamath			1 (212) 778-8602
J.P. Morgan		Jimmy Bhullar			1 (212) 622-6397
Keefe, Bruyette, & Woods		Ryan Krueger			1 (860) 722-5930
Morgan Stanley		Nigel Dally			1 (212) 761-4132
Raymond James		Wilma Burdis			1 (727) 567-9371
RBC Capital Markets		Mark Dwelle			1 (804) 782-4008
Truist Securities		Mark Hughes			1 (615) 748-4422
UBS		Brian Meredith			1 (212) 713-2492
Wells Fargo Securities		Elyse Greenspan			1 (212) 214-8031

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

			A.M. Best	S&P	Moody’s
Last review date			Feb '23	Jun '22	Jan '23

Financial Strength Ratings:
Equitable Financial Life Insurance Company			A	A+	A1
Equitable Financial Life Insurance Company of America			A	A+	A1

Credit Ratings:
Equitable Holdings, Inc.			—	BBB+	Baa1
AllianceBernstein L.P. (1)			—	A	A2

Investor and Media Contacts

Contact Investor Relations				Contact Media Relations
Işıl Müderrisoğlu	Thomas Lewis			Sophia Kim
(212) 314-2476	(212) 314-4638			(212) 314-2010
IR@equitable.com				MediaRelations@equitable.com
ir.equitableholdings.com				www.equitableholdings.com
Notes:
(1) Last review dates: S&P as of Sep '22, Moody’s as of Jan '23.

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